Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.	PETITION DATE:	3/8/2015
CASE NUMBER:	15-10336, 15-10337, 15-10338	DISTRICT OF TEXAS:	Western District
PROPOSED PLAN DATE:	TBD	DIVISION:	Austin, TX

MONTHLY OPERATING REPORT SUMMARY: June 2015

MONTH	March	April	May	June
REVENUES (MOR-6)	1,480,932	1,555,902	1,757,039	1,882,578.00	0.00	0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	-1,895,084	-2,056,316	-1,201,815	-1,361,591.00	0.00	0.00
NET INCOME (LOSS) (MOR-6)	-4,005,651	-3,956,990	-3,102,284	-3,270,159.00	0.00	0.00
PAYMENTS TO INSIDERS (MOR-9)	132,323	132,323	132,323	132,323	0.00	0.00
PAYMENTS TO PROFESSIONALS (MOR-9)	155,574	647,939	253,402	1,328,680	0.00	0.00

TOTAL DISBURSEMENTS (MOR-7)	2,011,362	3,029,927	2,477,842	3,345,222	0.00	0.00

***	The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE
CASUALTY	YES (X) NO ( )	03-03-2016
LIABILITY	YES (X) NO ( )	10-31-2015
VEHICLE	YES (X) NO ( )	01-15-2016
WORKER’S	YES (X) NO ( )	03-03-2016
OTHER	YES (X) NO ( )	02-01-2016

CIRCLE ONE
Are all accounts receivable being collected within terms?		No
Are all post-petition liabilities, including taxes, being paid within terms?		No
Have any pre-petition liabilities been paid?		No
If so, describe: Certain payments were made pursuant to First Day Orders
Are all funds received being deposited into DIP bank accounts?		No
Were any assets disposed of outside the normal course of business?	Yes
If so, describe ________________________
Are all U.S. Trustee Quarterly Fee Payments current?		No
What is the status of your Plan of Reorganization? The Debtors have not yet filed a Plan of Reorganization

ATTORNEY NAME:	Kenric Kattner
FIRM NAME:	HaynesBoone
ADDRESS:	1221 McKinney St
ste 2100
CITY, STATE, ZIP:	Houston, TX 77010
TELEPHONE/FAX:	713 547-2518

I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED X	TITLE:	Chief Restructuring Officer

(ORIGINAL SIGNATURE)
Donald R. Martin		7/20/2015
(PRINT NAME OF SIGNATORY)		DATE

MOR-1

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

	COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH* May 2015	MONTH* June 2015	MONTH	MONTH
CURRENT ASSETS
Cash	$1,486,590	$2,928,419	$1,363,035	$1,503,615	$862,437
Accounts Receivable, Net	$2,658,690	$2,518,985	$2,832,217	$3,170,218	$3,356,014
Inventory: Lower of Cost or Market	$0	$0	$0	$0	$0
Prepayments and other current assets	$2,230,279	$2,132,489	$1,807,853	$1,513,038	$1,220,306
Investments	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0

TOTAL CURRENT ASSETS	$6,375,559	$7,579,893	$6,003,105	$6,186,871	$5,438,757	$0	$0

PROPERTY, PLANT & EQUIP. @ COST	$309,570,864	$309,894,751	$309,813,772	$310,036,043	$310,218,276
Less Accumulated Depreciation	($121,044,287)	($121,828,545)	($122,431,539)	($123,005,437)	($123,611,656)
NET BOOK VALUE OF PP & E	$188,526,577	$188,066,206	$187,382,233	$187,030,606	$186,606,620	$0	$0
OTHER ASSETS
1. Deferred Financing Costs	$866,738	$787,317	$707,896	$628,475	$549,054
2. Other Assets	$2,254,125	$2,254,136	$2,254,136	$2,254,159	$2,254,159

TOTAL ASSETS	$198,022,999	$198,687,552	$196,347,370	$196,100,111	$194,848,590	$0	$0

*	Per unaudited financial statements prepared by management

MOR-2

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

	COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER’S EQUITY	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH* May 2015	MONTH* June 2015	MONTH
LIABILITIES
POST-PETITION LIABILITIES (MOR-4)		3,693,160	4,381,306.40	5,713,119	6,337,655
PRE-PETITION LIABILITIES
Notes Payable - Secured	111,689,964	112,466,917	113,215,215	114,025,145	114,797,406
Priority Debt	0	0	0	0	0
Federal Income Tax	0	0	0	0	0
FICA/Withholding	0	0	0	0	0
Unsecured Debt	16,514,901	16,599,095	16,480,870	16,873,376	17,192,927
Other	22,548,485	22,744,889	22,941,293	23,160,767	23,361,754
TOTAL PRE-PETITION LIABILITIES	150,753,350	151,810,900	152,637,378	154,059,287	155,352,087	0

TOTAL LIABILITIES	150,753,350	155,504,061	157,018,684	159,772,406	161,689,741	0

OWNER’S EQUITY (DEFICIT)
COMMON STOCK	74,009	74,009	74,009	74,009	74,009
TREASURY STOCK	(339,790)	(339,790)	(339,790)	(339,790)	(339,790)
ADDITIONAL PAID-IN CAPITAL	180,653,012	180,572,505	180,674,690	180,775,993	180,877,296
RETAINED EARNINGS	(133,117,582)	(137,123,233)	(141,080,223)	(144,182,507)	(147,452,666)

TOTAL OWNER’S EQUITY (NET WORTH)	47,269,649	43,183,491	39,328,686	36,327,705	33,158,849	0

TOTAL LIABILITIES & OWNERS EQUITY	198,022,999	$198,687,552	$196,347,370	$196,100,111	194,848,590	0

*	Per unaudited financial statements prepared by management.

MOR-3

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH
TRADE ACCOUNTS PAYABLE	682,803	972,956	294,632	606,695
TAX PAYABLE
Federal Payroll Taxes	0.00	0.00	0.00	0.00
State Payroll Taxes	0.00	0.00	0.00	0.00
Ad Valorem Taxes	0.00	0.00	0.00	0.00
Other Taxes	0.00	0.00	0.00	0.00
TOTAL TAXES PAYABLE	0.00	0.00	0.00	0.00
SECURED DEBT POST-PETITION	3,000,000	3,000,000	3,960,000	4,670,000
ACCRUED INTEREST PAYABLE	10,357	17,711	21,174	27,779
ACCRUED PROFESSIONAL FEES (1)	0.00	390,640	1,437,312	1,033,180
OTHER ACCRUED LIABILITIES
1.
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,693,160	$4,381,306	$5,713,119	$6,337,655

(1)	Reflects accrued but unpaid professional fees; payment requires court approval

MOR-4

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

AGING OF POST-PETITION LIABILITIES

MONTH June 2015

DAYS	TOTAL	TRADE ACCOUNTS (1)	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	374,903	374,903	0	0	0	0
31-60	1,867	1,867	0	0	0	0
61-90	229,925	229,925	0	0	0	0
91+	0	0	0	0	0	0

TOTAL	$606,695	$606,695	$0	$0	$0	$0

AGING OF ACCOUNTS RECEIVABLE (2)

MONTH	March 2015	April 2015	May 2015	June 2015
0-30 DAYS	-52,353	101,472	97,083	126,493
31-60 DAYS	133,772	-49,058	26,421	16,347
61-90 DAYS	2,493	122,674	18,044	25,726
91+ DAYS	25,398	26,494	58,442	71,227

TOTAL	$109,310	$201,581	$199,990	$239,793	$0	$0

(1)	Accrued and unpaid professional fees not included; see MOR-9
(2)	Dune’s Accounts Receivable accounts do not represent any Oil and Gas production that has not been sold.

MOR-5

CASE NAME:	Dune Energy, Inc.
CASE NUMBER:	15-10336

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	0	0	0	0			0
TOTAL COST OF REVENUES	0	0	0	0			0
GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES:
Selling & Marketing	0	0	0	0			0
General & Administrative	0	325	0	0			325
Other	0	0	0	0			0
TOTAL OPERATING EXPENSES	0	325	0	0	0	0	325
INCOME BEFORE INT, DEPR/TAX (MOR-1)	0	-325	0	0	0	0	-325
INTEREST EXPENSE	1,045,868	1,017,007	1,052,797	1,023,131			4,138,803
DEPRECIATION	0	0	0	0			0
OTHER (INCOME) EXPENSE*	79,421	79,421	79,421	79,421			317,684
OTHER ITEMS	0	0	0	0			0
TOTAL INT, DEPR & OTHER ITEMS	1,125,289	1,096,428	1,132,218	1,102,552	0	0	4,456,487
NET INCOME BEFORE TAXES	-1,125,289	-1,096,753	-1,132,218	-1,102,552	0	0	-4,456,812
FEDERAL INCOME TAXES							0

NET INCOME (LOSS) (MOR-1)	($1,125,289)	($1,096,753)	($1,132,218)	($1,102,552)	0	0	($4,456,812)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Amortization of deferred financing costs

MOR-6

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	0	0	0	0			0
TOTAL COST OF REVENUES	0	0	0	0			0
GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES:
Selling & Marketing	0	0	0	0			0
General & Administrative	975,044	1,044,356	720,955	864,037			3,604,392
Other	0	0	0	0			0

TOTAL OPERATING EXPENSES	975,044	1,044,356	720,955	864,037	0	0	3,604,392

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-975,044	-1,044,356	-720,955	-864,037	0	0	-3,604,392
INTEREST EXPENSE	0	0	0	0			0
DEPRECIATION	0	4,848	4,079	-24,308			-15,381
OTHER (INCOME) EXPENSE	-11	0	-6,107	-638			-6,756
OTHER ITEMS	0	0	0	0			0

TOTAL INT, DEPR & OTHER ITEMS	-11	4,848	-2,028	-24,946	0	0	-22,137

NET INCOME BEFORE TAXES	-975,033	-1,049,204	-718,927	-839,091	0	0	-3,582,255
FEDERAL INCOME TAXES	0	0	0				0

NET INCOME (LOSS) (MOR-1)	($975,033)	($1,049,204)	($718,927)	-839,091	0	0	($3,582,255)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

STATEMENT OF INCOME (LOSS)

	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	1,480,932	1,555,902	1,757,039	1,882,578			6,676,451
TOTAL COST OF REVENUES	1,425,928	1,523,179	1,526,373	1,516,094			5,991,574
GROSS PROFIT	55,004	32,723	230,666	366,484	0	0	684,877
OPERATING EXPENSES:
Selling & Marketing	0	0	0	0			0
General & Administrative	975,044	1,044,358	711,526	864,038			3,594,966
Other	0	0	0	0			0
TOTAL OPERATING EXPENSES	975,044	1,044,358	711,526	864,038	0	0	3,594,966
INCOME BEFORE INT, DEPR/TAX (MOR-1)	-920,040	-1,011,635	-480,860	-497,554	0	0	-2,910,089
INTEREST EXPENSE	0	0	0	0			0
DEPRECIATION	788,885	602,994	573,898	634,558			2,600,335
OTHER (INCOME) EXPENSE	0	0	-23				-23
OTHER ITEMS*	196,404	196,404	196,404	196,404			785,616
TOTAL INT, DEPR & OTHER ITEMS	985,289	799,398	770,279	830,962	0	0	3,385,928
NET INCOME BEFORE TAXES	-1,905,329	-1,811,033	-1,251,139	-1,328,516	0	0	-6,296,017
FEDERAL INCOME TAXES	0	0	0	0			0

NET INCOME (LOSS) (MOR-1)	($1,905,329)	($1,811,033)	($1,251,139)	($1,328,516)	0	0	($6,296,017)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Accretion of Asset Retirement Obligations

MOR-6

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10336

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$0	$0	$0	$0	$0	$0	$0
RECEIPTS:
2. CASH SALES	$0	$0	$0	$0			$0
3. COLLECTION OF ACCOUNTS RECEIVABLE	$0	$0	$0	$0			$0
4. LOANS & ADVANCES (attach list)	$0	$0	$0	$0			$0
5. SALE OF ASSETS	$0	$0	$0	$0			$0
6. OTHER (attach list)	$0	$0	$0	$0			$0
TOTAL RECEIPTS	$0	$0	$0	$0	$0	$0	$0
DISBURSEMENTS:
7. NET PAYROLL	$0	$0	$0	$0			$0
8. PAYROLL TAXES PAID	$0	$0	$0	$0			$0
9. SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0			$0
10. SECURED/RENTAL/LEASES	$0	$0	$0	$0			$0
11. UTILITIES & TELEPHONE	$0	$0	$0	$0			$0
12. INSURANCE	$0	$0	$0	$0			$0
13. INVENTORY PURCHASES	$0	$0	$0	$0			$0
14. VEHICLE EXPENSES	$0	$0	$0	$0			$0
15. TRAVEL & ENTERTAINMENT	$0	$0	$0	$0			$0
16. REPAIRS, MAINTENANCE & SUPPLIES	$0	$0	$0	$0			$0
17. ADMINISTRATIVE & SELLING	$0	$0	$0	$0			$0
18. OTHER (attach list)	$0	$0	$0	$0			$0

TOTAL DISBURSEMENTS FROM OPERATIONS	$0	$0	$0	$0	$0	$0	$0

19. PROFESSIONAL FEES	$0	$0	$0	$0			$0
20. U.S. TRUSTEE FEES	$0	$0	$0	$0			$0
21. OTHER REORGANIZATION EXPENSES (attach list)	$0	$0	$0	$0			$0

TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$0

22. NET CASH FLOW	$0	$0	$0	$0	$0	$0	$0
23. CASH - END OF MONTH (MOR-2)	$0	$0	$0	$0	$0	$0	$0

MOR-7

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$171,197	$2,928,419	$1,363,035	$1,503,615	$0	$0	$171,197
RECEIPTS:
2. CASH SALES	1,768,583	1,460,543	1,642,422	1,994,044			6,865,591
3. COLLECTION OF ACCOUNTS RECEIVABLE	0	0	0	0			0
4. LOANS & ADVANCES (attach list)	3,000,000	0	960,000	710,000			4,670,000
5. SALE OF ASSETS	0	4,000	16,000	0			20,000
6. OTHER (attach list)	0	0	0	0			0
TOTAL RECEIPTS	4,768,583	1,464,543	2,618,422	2,704,044	0	0	11,555,591
DISBURSEMENTS:
7. NET PAYROLL	459,120	454,227	490,510	398,431			1,802,287
8. PAYROLL TAXES PAID	0	0	0	0			0
9. SALES, USE & OTHER TAXES PAID	320,326	150,566	105,211	190,872			766,975
10. SECURED/RENTAL/LEASES	0	0	0	0			0
11. UTILITIES & TELEPHONE	0	0	0	0			0
12. INSURANCE	267,688	355,633	250,572	168,980			1,042,873
13. INVENTORY PURCHASES	0	0	0	0			0
14. VEHICLE EXPENSES	0	0	0	0			0
15. TRAVEL & ENTERTAINMENT	0	0	0	0			0
16. REPAIRS, MAINTENANCE & SUPPLIES	48,177	948,606	810,078	705,112			2,511,973
17. REVENUES & ROYALTIES	614,927	231,720	362,841	326,068			1,535,556
18. ADMINISTRATIVE & SELLING	33,722	207,255	194,828	206,376			642,181
19. OTHER (attach list)	0	0	0	0			0

TOTAL DISBURSEMENTS FROM OPERATIONS	1,743,960	2,348,006	2,214,040	1,995,839	0	0	8,301,846

20. PROFESSIONAL FEES	155,574	647,939	253,402	1,328,680			2,385,595
21. U.S. TRUSTEE FEES	0	0	10,400	0			10,400
22. OTHER REORGANIZATION EXPENSES	111,827	33,981	0	20,702			166,511

TOTAL DISBURSEMENTS	2,011,362	3,029,927	2,477,842	3,345,222	0	0	10,864,351

23. NET CASH FLOW	2,757,222	-1,565,384	140,580	-641,178	0	0	1,332,418
24. CASH - END OF MONTH (MOR-2)	2,928,419	1,363,035	1,503,615	862,437	0	0	5,795,069

MOR-7

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$0	$0	$0	$0	$0	$0	$0
RECEIPTS:
2. CASH SALES	$0	$0	$0	$0			$0
3. COLLECTION OF ACCOUNTS RECEIVABLE	$0	$0	$0	$0			$0
4. LOANS & ADVANCES (attach list)	$0	$0	$0	$0			$0
5. SALE OF ASSETS	$0	$0	$0	$0			$0
6. OTHER (attach list)	$0	$0	$0	$0			$0
TOTAL RECEIPTS	$0	$0	$0	$0	$0	$0	$0
DISBURSEMENTS:
7. NET PAYROLL	$0	$0	$0	$0			$0
8. PAYROLL TAXES PAID	$0	$0	$0	$0			$0
9. SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0			$0
10. SECURED/RENTAL/LEASES	$0	$0	$0	$0			$0
11. UTILITIES & TELEPHONE	$0	$0	$0	$0			$0
12. INSURANCE	$0	$0	$0	$0			$0
13. INVENTORY PURCHASES	$0	$0	$0	$0			$0
14. VEHICLE EXPENSES	$0	$0	$0	$0			$0
15. TRAVEL & ENTERTAINMENT	$0	$0	$0	$0			$0
16. REPAIRS, MAINTENANCE & SUPPLIES	$0	$0	$0	$0			$0
17. ADMINISTRATIVE & SELLING	$0	$0	$0	$0			$0
18. OTHER (attach list)	$0	$0	$0	$0			$0

TOTAL DISBURSEMENTS FROM OPERATIONS	$0	$0	$0	$0	$0	$0	$0

19. PROFESSIONAL FEES	$0	$0	$0	$0			$0
20. U.S. TRUSTEE FEES	$0	$0	$0	$0			$0
21. OTHER REORGANIZATION EXPENSES (attach list)	$0	$0	$0	$0			$0

TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$0

22. NET CASH FLOW	$0	$0	$0	$0	$0	$0	$0
23. CASH - END OF MONTH (MOR-2)	$0	$0	$0	$0	$0	$0	$0

MOR-7

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

CASH ACCOUNT RECONCILIATION
MONTH OF June 2015

BANK NAME ACCOUNT NUMBER ACCOUNT TYPE	BMO Harris Bank #2175 OPERATING	BMO Harris Bank #2209 CASH CALL	BMO Harris Bank #2227 ADE. ASSURANCE	BMO Harris Bank #2217 INSURANCE	BMO Harris Bank #2191 REVENUE	BMO Harris Bank #2183 PAYABLE - ZBA ACCT	Petty Cash N/A PETTY CASH	Prosperity Bank #5266 REVENUE	BBVA Compass Bank #0599 REVENUE	BBVA Compass Bank #9028 INSURANCE	TOTAL
BANK BALANCE	$1,239,972	$—	$15,000	$9,838	$379,561	$—	$400	$—	$159	$—	$1,644,930
DEPOSITS IN TRANSIT	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
OUTSTANDING CHECKS	$—	$—	$—	$1,420	$109,779	$662,876	$—	$—	$—	$8,418	$782,494
ADJUSTED BANK BALANCE	$1,239,972	$—	$15,000	$8,418	$269,782	$(662,876)	$400	$—	$159	$(8,418)	$862,437
BEGINNING CASH - PER BOOKS	$1,845,026	$—	$15,000	$—	$216,271	$(577,673)	$400	$5,749	$(1,157)	$—	$1,503,615
RECEIPTS	$2,704,044	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,704,044
TRANSFERS OUT OF ACCOUNT	$(2,862,539)	$—	$—	$—	$—	$—	$—	$(7,895)	$(2,319)	$(8,418)	$(2,881,171)
TRANSFERS INTO ACCOUNT	$—	$—	$—	$39,069	$569,160	$2,272,942	$—	$—	$—	$—	$2,881,171
CHECKS/OTHER DISBURSEMENTS	$(446,559)	$—	$—	$(30,650)	$(515,649)	$(2,358,145)	$—	$2,146	$3,635	$—	$(3,345,222)
ENDING CASH - PER BOOKS	$1,239,972	$—	$15,000	$8,418	$269,782	$(662,876)	$400	$0	$159	$(8,418)	$862,437

MOR-8

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

INSIDERS: NAME/COMP TYPE	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH
1. James A Watt/ Salary & 401k	48,583	48,583	48,583	48,583
2. Frank T. Smith/ Salary & 401k	29,062	29,062	29,062	29,062
3. Hal L. Bettis/ Salary & 401k	29,062	29,062	29,062	29,062
4. Richard H. Mourglia/ Salary & 401k	25,617	25,617	25,617	25,617
5.
6.

TOTAL INSIDERS (MOR-1)	132,323	132,323	132,323	132,323	0	0

PROFESSIONALS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH	MONTH
1. Holland and Knight	20,000	0	0	0
2. Mayer Brown, LLP	135,574	0	249,090	81,644
3. FTI Consulting	0	159,480	0	47,217
4. CTMI, LLC	0	12,500	0	0
5. Donald Martin	0	55,234	0	137,994
6. Deloitte CRG	0	129,074	0	250,813
7. Haynes and Boone	0	226,439	0	606,308
8. Prime Clerk	0	65,212	4,312	59,549
9. Parkman Whaling	0	0	0	40,000
10. McKool Smith	0	0	0	80,264
11. Conway Mackenzie	0	0	0	24,892

TOTAL PROFESSIONALS (MOR-1)	155,574	647,939	253,402	1,328,680	0	0

MOR-9